UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a‑12

VROOM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE REGARDING PROXY SUPPLEMENT

On April 29, 2022, Vroom, Inc. (“we,” “us,” “our,” the “Company,” “Vroom”) filed with the Securities and Exchange Commission a proxy statement (the “Proxy Statement”) and its Notice of 2022 Annual Meeting of Stockholders for the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). On or around May 2, 2022, the Company began distributing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to stockholders of record as of April 21, 2022 (the “Record Date”) containing instructions on how to access the Proxy Statement and vote. The enclosed supplement to the Proxy Statement (the “Supplement”) is being made available to stockholders of record as of the Record Date to add a new Proposal Three, pursuant to which Mr. Thomas H. Shortt, Vroom’s Chief Executive Officer, will stand for election to the Company’s Board of Directors (the “Board”) at the 2022 Annual Meeting. Vroom is also withdrawing the nomination of Paul J. Hennessy for election as a director to the Board in updated Proposal One.

Except for the Amended Notice of 2022 Annual Meeting of Stockholders (the “Amended Notice of Meeting”), the addition of Proposal Three, the update to Proposal One to withdraw the nomination of Paul J. Hennessy, and the updated information regarding the make-up of the Board and its nominees inclusive of Mr. Shortt, this Supplement does not modify or supplement any other matter presented for consideration or otherwise set forth in the Proxy Statement. We have, however, for stockholders’ convenience, included summary information regarding voting and the revocability of proxies. This Supplement, Amended Notice of Meeting and proxy card distributed to stockholders of record as of the Record Date should be read in conjunction with the Proxy Statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”), as each contains information that is important to your decisions in voting at the 2022 Annual Meeting.

i

AMENDED NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 16, 2022

Dear Stockholders:

The 2022 Annual Meeting of Vroom will be held on Thursday, June 16, 2022, at 3:00 p.m. Eastern Time. The 2022 Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the 2022 Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/VRM2022 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card that you received, or on the materials provided by your bank or broker. The 2022 Annual Meeting will be held for the following purposes:

Proposals
1

The election of Robert J. Mylod, Jr., Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow, and Frederick O. Terrell to our Board, each for a one-year term ending at the 2023 annual meeting of stockholders (the “2023 Annual Meeting”);

2	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3	The election of Thomas H. Shortt to our Board, for a one-year term ending at the 2023 Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement made available to stockholders on or about April 29, 2022, except for the addition of Proposal Three and update to Proposal One, and additional information with respect thereto is set forth in the enclosed Supplement.

While all of the Company’s stockholders are invited to attend the virtual 2022 Annual Meeting, only holders of record as of the Record Date are entitled to notice of and to vote at the 2022 Annual Meeting, or any continuation, postponement or adjournment of the 2022 Annual Meeting. A complete list of these stockholders will be available for examination by any stockholder during the ten days prior to the 2022 Annual Meeting for a purpose germane to the meeting by sending an email to investors@vroom.com, stating the purpose of the request and providing proof of ownership of the Company’s common stock. This list of stockholders will also be available on the bottom panel of your screen during the meeting after entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The 2022 Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the 2022 Annual Meeting.

Important Information for Holders of Common Stock

It is important that your shares be represented regardless of the number of shares you may hold as of the record date. Whether or not you plan to attend the virtual 2022 Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope, which is addressed for your convenience and needs no postage if mailed in the United States. We encourage stockholders to submit their proxy via telephone or over the Internet. Promptly voting your shares will ensure the presence of a quorum at the 2022 Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the 2022 Annual Meeting if you desire to do so, as your proxy is revocable at your option. The Company asks your cooperation in promptly submitting your proxy.

ii

YOUR VOTE IS IMPORTANT

If you would like to attend the virtual 2022 Annual Meeting, please refer to the logistical information in the section titled “Questions and Answers About the 2022 Annual Meeting of Stockholders” in the Proxy Statement.

We encourage you to vote so that your shares will be represented at the 2022 Annual Meeting.

By Order of the Board of Directors,

Patricia Moran

Chief Legal Officer and Secretary

May 18, 2022

iii

SUPPLEMENT TO PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 16, 2022 AT 3:00 P.M. ET

The Proxy Statement, this Supplement and the 2021 Annual Report are available at
http://www.proxyvote.com/

As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2022, the Board has appointed Thomas H. Shortt as the Company’s Chief Executive Officer and as a director of the Company, succeeding Paul J. Hennessy upon Mr. Hennessy’s resignation as Chief Executive Officer and a director.

This Supplement is being made available to stockholders to add a new Proposal Three, pursuant to which Mr. Shortt has been nominated to stand for election to the Board at the 2022 Annual Meeting, and to update Proposal One to withdraw the nomination of Paul J. Hennessy for election to the Board at the 2022 Annual Meeting. We are providing you with additional information in this Supplement to allow you to vote on the election of Mr. Shortt to serve as a director with a term expiring at the 2023 Annual Meeting and to continue to serve until his successor is duly elected and qualified or his earlier death, disqualification, resignation or removal. To facilitate the proper tallying of votes that may have been cast by our stockholders prior to receipt of this Supplement, the election of Mr. Shortt is being considered as a separate proposal (Proposal Three).

In order to cast your vote in connection with the election of Mr. Shortt for director, you must fill out and submit the enclosed proxy card or otherwise submit updated voting instructions, as described in the Proxy Statement and in this Supplement. The receipt of the enclosed proxy card or updated voting instructions will revoke and supersede any proxy or voting instructions previously submitted. Therefore, if you are submitting the enclosed proxy card or providing updated voting instructions, you should vote on each proposal, including those for which you previously submitted a proxy or voting instructions.

If you have already voted and do not submit the enclosed proxy card or provide updated voting instructions, your previously submitted proxy or voting instructions will be voted at the 2022 Annual Meeting with respect to all other proposals, including the election of the other nominees for director in Proposal One, except for Mr. Hennessy, whose nomination has been withdrawn by the Board, and your shares will not be counted in determining the outcome of Proposal Three, the election of Mr. Shortt as a director. However, if you submit the enclosed proxy card or provide updated voting instructions and vote only on the election of Mr. Shortt for director, but do not give any directions as to the other proposals, your shares will be voted in favor of each of the other director nominees in Proposal One (except for Mr. Hennessy) and “FOR” Proposal Two.

None of the other agenda items presented in the Proxy Statement are affected by this Supplement. The Board continues to recommend that you vote FOR (1) the election of Robert J. Mylod, Jr., Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow and Frederick O. Terrell to our Board, each for a one-year term ending at the 2023 Annual Meeting; and (2) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

UPDATE TO PROPOSAL ONE—ELECTION OF DIRECTORS

On May 9, 2022, the Board appointed Thomas H. Shortt as the Company’s Chief Executive Officer and as a director of the Company, succeeding Paul J. Hennessy upon Mr. Hennessy’s resignation as Chief Executive Officer and a director. The Board has therefore withdrawn Mr. Hennessy’s nomination for election as a director at the 2022 Annual Meeting. We are therefore updating Proposal One contained in the Proxy Statement by withdrawing the Board’s nomination of Paul J. Hennessy for election as a director of the Company at the 2022 Annual Meeting. Any votes that are cast with respect to the election of Mr. Hennessy will be disregarded.

In Proposal Three below, the Board has nominated Mr. Shortt for election as a director at the 2022 Annual Meeting in substitution for Mr. Hennessy, so that its nominees for election at the 2022 Annual Meeting shall consist of Robert J. Mylod, Jr., Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow, Thomas H. Shortt and Frederick O. Terrell. Scott A. Dahnke, who is currently on our Board, is not a nominee for re-election at the 2022 Annual Meeting.

Board Recommendation

☑ Our Board unanimously recommends that you vote “FOR” the election of each of Robert J. Mylod, Jr., Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow and Frederick O. Terrell as directors.

PROPOSAL THREE—ELECTION OF THOMAS H. SHORTT

The Board has nominated Thomas H. Shortt for election as a director to the Board, for a one-year term ending at the 2023 annual meeting of stockholders.

Board Recommendation

☑ Our Board unanimously recommends that you vote “FOR” the election of Thomas H. Shortt as a director.

Biography of Director Nominee (term to expire in 2023)

Director Since: 2022 Age: 53

Thomas H. Shortt

Thomas H. Shortt has served as the Company’s Chief Executive Officer since May 2022 and previously served as the Company’s Chief Operating Officer from January 2022. Prior to joining the Company, Mr. Shortt served as Senior Vice President at Walmart Inc. starting in June 2018, where he developed a comprehensive ecommerce supply chain strategy and led improvements through advanced analytics, processes, and systems. Prior to his time at Walmart, Mr. Shortt served as Senior Vice President of Supply Chain at The Home Depot, Inc. starting in 2013, and previously held senior leadership roles overseeing supply chain, fulfillment and logistics, with an emphasis on change management and business transformation, at ACCO Brands Corporation, Unisource Worldwide, Inc., Fisher Scientific International, Inc. and Office Depot, Inc. Mr. Shortt holds a Bachelor of Science degree in Accounting from the University of Akron.

We believe that Mr. Shortt’s expertise in supply chain, logistics, data analytics and change management qualifies him to serve on the Board.

If the director nominee should be unable to serve, or for good cause will not serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce its size. Proxies cannot be voted for a greater number of persons than the nominee named in this proposal. Our Board has no reason to believe that the director nominee will be unable to serve if elected.

Updated Board Composition

Our Board currently consists of eight (8) members: Robert J. Mylod, Jr., Scott A. Dahnke, Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow, Thomas H. Shortt and Frederick O. Terrell. Mr. Dahnke is not a nominee for re-election at the 2022 Annual Meeting. As described above, all other directors will stand for election for one-year terms that expire at the 2023 Annual Meeting. Our directors may be removed, with or without cause, by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares.

Updated Board Leadership Structure

On May 9, 2022, the Board appointed Thomas H. Shortt as the Company’s Chief Executive Officer and as a director of the Company, succeeding Paul J. Hennessy upon Mr. Hennessy’s resignation as Chief Executive Officer and a director. In connection with this leadership transition, Chairperson of the Board Robert J. Mylod, Jr. was appointed as the Independent Executive Chair of the Board in order to support the leadership change in the Company’s Chief Executive Officer position. In his role as Independent Executive Chair of the Board, Mr. Mylod has responsibilities customary for an independent executive chair of the Board, including without limitation (i) mentoring and advising the Chief Executive Officer and other senior management; (ii) advising the Chief Executive Officer and other senior management regarding the implementation of the Company’s long-term strategy as approved by the Board; and (iii) advising the Chief Executive Officer and other senior management regarding major stockholder engagement.

The Company’s current Board leadership structure therefore comprises a Chief Executive Officer and an Independent Executive Chair of the Board. Our Board exercises its judgment in combining or separating the roles of Chair of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two.

The Board believes that, under the Company’s present circumstances, its current leadership structure, with a separate Independent Executive Chair of the Board and Chief Executive Officer, best serves the Board’s ability to carry out its roles and responsibilities on behalf of Vroom’s shareholders, including its oversight of management, and Vroom’s overall corporate governance. Our Board believes that an Independent Executive Chair of the Board with prior corporate governance, finance and investment experience, combined with a Chief Executive Officer who manages the day-to-day operations of our company while also serving as a director, provides our Board with an optimal balance in terms of leadership structure at this point in time. The Board also believes that the current structure allows our Chief Executive Officer to focus on managing Vroom, while leveraging our Independent Executive Chair’s experience to drive accountability at the Board level. The Board periodically reviews its leadership structure to determine whether it continues to best serve Vroom and its stockholders.

HOW DO I VOTE?

We recommend that stockholders vote prior to the 2022 Annual Meeting by proxy even if they plan to attend the 2022 Annual Meeting and vote during the meeting. If you are a stockholder of record as of the Record Date, there are three ways to vote by proxy:

Internet and telephone voting facilities for stockholders of record as of the Record Date will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 15, 2022. We encourage stockholders to submit their proxy via telephone or the Internet.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the 2022 Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee.

WHAT DO I DO IF I HAVE ALREADY VOTED?

Your most recent proxy card or Internet or telephone proxy is the one that is counted. The receipt of the enclosed proxy card or updated voting instructions will revoke and supersede any proxy or voting instructions previously submitted.

•
If you are submitting the enclosed proxy card or providing updated voting instructions, you should vote on each proposal, including those for which you previously submitted a proxy or voting instructions.
•
If you submit the enclosed proxy card or provide updated voting instructions and vote only on the election of Mr. Shortt for director, but do not give any directions as to the other proposals, your shares will be voted in favor of each of the other director nominees in Proposal One (except for Mr. Hennessy) and “FOR” Proposal Two.
•
If you have already voted and do not submit the enclosed proxy card or provide updated voting instructions, your previously submitted proxy or voting instructions will be voted at the 2022 Annual Meeting with respect to all other proposals, including the election of the other nominees for director in Proposal One, except for Mr. Hennessy, whose nomination has been withdrawn by the Board, and your shares will not be counted in determining the outcome of Proposal Three, the election of Mr. Shortt as a director.

WHAT DO I DO IF I HAVE NOT VOTED YET?

If you have not yet voted, in order to cast your vote, you must fill out and submit the enclosed proxy card or otherwise submit voting instructions, as described in the Proxy Statement and in this Supplement.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to the Secretary of Vroom prior to the 2022 Annual Meeting; or
•
by voting during the 2022 Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the 2022 Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote during the 2022 Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote during the 2022 Annual Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Voting Standard	Effect of Votes Withheld/Abstentions And Broker Non-Votes	Board Vote Recommendation

Proposal No. 1: To elect Robert J. Mylod, Jr., Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow and Frederick O. Terrell to our Board to serve for a one-year term ending at the 2023 Annual Meeting

	Plurality of votes cast	Votes withheld and broker non-votes will have no effect.	FOR each Director nominee
Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	Majority of votes cast	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.	FOR
Proposal No. 3: To elect Thomas H. Shortt to our Board to serve for a one-year term ending at the 2023 Annual Meeting	Plurality of votes cast	Votes withheld and broker non-votes will have no effect.	FOR the Director nominee

The time and place of the 2022 Annual Meeting have not changed. The 2022 Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the 2022 Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/VRM2022 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker.

We encourage you to vote so that your shares will be represented at the 2022 Annual Meeting.

By Order of the Board of Directors,

Patricia Moran

Chief Legal Officer and Secretary

May 18, 2022

vroom®

VROOM, INC.
1375 BROADWAY, FLOOR 11
NEW YORK, NEW YORK 10018

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VRM2022**

You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 15, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D86990-P72085

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VROOM, INC.

The Board of Directors recommends you vote FOR the following nominees listed:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert J. Mylod
02) Michael J. Farello
03) Withdrawn
04) Laura W. Lang
05) Laura G. O'Shaughnessy
06) Paula B. Pretlow
07) Frederick O. Terrell

The Board of Directors recommends you vote FOR Proposal 2.

	For	Against	Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2022.	☐	☐	☐

The Board of Directors recommends you vote FOR the following nominee listed:

3. Election of Director

Nominee:	**For**	**Withhold**
08) Thomas H. Shortt	☐	☐

NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D86991-P72085

VROOM, INC.
Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders June 16, 2022 3:00 PM, ET

The undersigned stockholder(s) hereby appoint(s) Robert R. Krakowiak and Patricia Moran, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of Vroom, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 PM, ET on June 16, 2022, at www.virtualshareholdermeeting.com/VRM2022 and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side